UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

On November 18, 2020, Liquidia Corporation, a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K12B (the “Initial Form 8-K”) to disclose that it completed its acquisition of RareGen, LLC, a Delaware limited liability company (“RareGen”), pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of June 29, 2020, as amended by a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020 (the “Merger Agreement”), by and among the Company, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), RareGen, Gemini Merger Sub I, Inc., a Delaware corporation, Gemini Merger Sub II, LLC, a Delaware limited liability company, and PBM RG Holdings, LLC, a Delaware limited liability company, as Members’ Representative. This Current Report on Form 8-K12B/A amends the Initial Report to amend the disclosure in Item 9.01 thereof with respect to the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Current Report on Form 8-K12B/A should be read in conjunction with the Initial Report.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

The audited balance sheets of RareGen as of December 31, 2019 and 2018, the related audited statements of operations, statements of changes in members’ equity and statements of cash flows for the year ended December 31, 2019 and for the period from July 16, 2018 (inception) through December 31, 2018, the notes related thereto and the Report of Independent Auditor were previously reported as part of the Registration Statement on Form S-4, File No. 333-240421, as initially filed by the Company with the SEC on August 5, 2020 and declared effective on September 16, 2020, and incorporated herein by reference.

The balance sheets of RareGen as of September 30, 2020 (unaudited) and December 31, 2019 (audited), the related unaudited statements of operations, statements of changes in members’ equity and statements of cash flows of RareGen for the nine months ended September 30, 2020 and 2019 and the notes related thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2020, the unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2020, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and the notes related thereto are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Exhibit No.	Exhibit
23.1	Consent of BDO USA, LLP, Independent Auditor, with respect to RareGen, LLC.
99.1	Unaudited financial statements of RareGen, LLC as of and for the nine months ended September 30, 2020 and the notes related thereto.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 and the related notes thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2021	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer